FOURTH AMENDMENT OF LEASE



         THIS FOURTH AMENDMENT OF LEASE, made this 1st day of October, 1994, between Glaxo Inc., a North Carolina Corporation hereinafter called "Landlord" and Embrex, Inc., a North Carolina Corporation, hereinafter called "Tenant", which terms "Landlord" and "Tenant" shall include, whenever the context admits or requires, singular or plural, and the heirs, legal and representatives, successors and assigns of the respective parties.

                                   WITNESSETH:

         WHEREAS, by Lease dated December 9, 1986, First Amendment of Lease dated June 11, 1987, Second Amendment of Lease dated December 1, 1988, and Third Amendment of Lease dated May 2, 1989, Landlord did lease and demise unto Tenant certain premises situated at 1035 Swabia Court in Imperial Center Business Park, County of Durham, State of North Carolina for an initial term of ten (10) years and subject to the covenants and conditions particularly set forth in said Lease, and

         WHEREAS, the parties desire to amend said Lease as herein below described,

         NOW THEREFORE, in consideration of the sum of one and no/100 Dollars ($1.00) and other good and valuable considerations paid by Landlord to Tenant, the receipt and sufficiency whereof are hereby acknowledged, the parties hereto agree, each with the other as follows:

         1. Beginning October 1, 1994, Tenant exercises its option to lease 6,567 square feet for as period of thirty (30) months ending March 31, 1997, as shown on Exhibit "A" attached hereto.

         2. The lease rate for the extension period shall be $12.50 per square foot, net of taxes, insurance, CAM, utilities, janitorial etc.

         3. Tenant will pay for its pro rata share of water usage within the demised premises.

         4. Landlord has agreed to sell Tenant laboratory furniture and equipment (see Exhibit "B") in the leased premises over a five year period. Tenant will pay Landlord an additional $1.00 per square foot per year for the thirty (30) months lease term (the sales price for the furniture is $25,000 amortized over five (5) years at 9%). At the end of the lease term Tenant will pay Landlord $12,753, the unamortized portion of the balance on said lab furniture and equipment.

         That except as herein modified, said Lease and First, Second and Third Amendments of Lease shall remain in full force and effect and the covenants and agreements contained herein shall bind and inure to the benefit of the parties hereto, their heirs, personal representatives, successors and assigns and any number and gender shall include the other number and gender.

         IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment of Lease.



SUBLESSOR:

Glaxo Inc.
Five Moore Drive
RTP, NC 27709


By  /s/ Manuel C. Silva
Its: Vice President, Engineering                              Date: 10/5/94


SUBLESSEE:

EMBREX Inc.
P.O. Box 13989
RTP, NC 27709-3989


By: /s/ Randall L. Marcuson
Its: President and CEO                                        Date: 9/23/94

Attest: /s/ James E. Sheldon                                  Date: 9/23/94

STATE OF NORTH CAROLINA             (Corporate Notary)
COUNTY OF DURHAM

         I, Colleen S. Loree, a Notary Public, certify that James E. Sheldon personally came before me this day and acknowledged that she is Corporate Secretary of Embrex, Inc., a Corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its _________ President, sealed with its corporate seal, and attested by herself as its Corporate Secretary.

       WITNESS my hand and notarial seal this 23rd day of September, 1994.

     My Commission Expires: April 7, 1996                 /s/ Colleen S. Loree
                            -------------                 --------------------
                                                              Notary Public



STATE OF NORTH CAROLINA             (Corporate Notary)
COUNTY OF DURHAM

         I, Paulette L. Tabor-Isler, a Notary Public, certify that Manuel C. Silva personally came before me this day and acknowledged that she is Vice President of Engineering of Glaxo Inc., a Corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its Vice President, sealed with its corporate seal, and attested by him/herself as its _________ Secretary.

         WITNESS my hand and notarial seal this 5th day of October, 1994.

     My Commission Expires: 3/30/99                 /s/ Paulette L. Tabor-Isler
                            -------                 ---------------------------
                                                          Notary Public

                                                    [Notary Seal appears here]

                                       -3-
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                                   EXHIBIT "A"


                      [architectural drawing appears here]


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                                  (EXHIBIT "B")


                       RENOVATE THE EXISTING EMBREX SPACE

Change the responsibility for the power from Glaxo Inc. to Embrex
The D.I. water and all gases to this space will be disconnected from Glaxo space and the wall repaired
Remove all the security system

                                CORRIDOR CNII 146
Remove door to corridor 146 and repair wall
Remove door to CNII 153 and repair wall Add door to storage room CNII 153 Remove the bulletin board and the form holder

                                CORRIDOR CNII 143
Remove (2) "J" workstations and chairs
Remove (2) 48" portable base cabinets - 1/2 drawer & 1/2 storage
Remove (1) 48" portable base cabinet - 1/2 drawer & 1/2 storage - with shelf Remove (2) 24" portable base cabinet - (1) drawer & storage below
Remove copier
Remove (2) cabinets
Remove (1) Digital printer

                            ELECTRICAL ROOM CNII 144
Remove the section of cable tray that passes through the demising wall and repair the wall
Leave about 30' of spare data/phone wire in this room and remove any remainder from this room
The remainder of this room to remain as is - including the UPS system

                                  LAB CNII 151
Remove (3) "J" workstations and chairs
Remove all tools and personal equipment on and in the casework
Remove (1) Labconco Purifier class II safety cabinet - floor mounted -
50" wide
Remove (2) under counter refrigerators - 24" wide

                                 ITEMS TO REMAIN
(1)      SterilGard - Baker Hood - floor mounted - 76" wide
(1)      Justrite storage cabinets - 43" wide
(3)      24" base cabinet units
(11)     48" wall cabinets with glass doors
(1)      48" base cabinet - 1/2 drawer & 1/2 storage w/tops
(2)      24" base cabinet drawer units
(2)      48" base cabinet sink units
(1)      36" base cabinet - 1/2 drawer & 1/2 storage w/tops
(2)      24" base cabinet - storage units
(4)      48" base cabinet - (2) top drawers & lower storage - w/tops
(2)      48" base cabinets - all drawers

                                  LAB CNII 137

Remove (2) "J" work stations
Remove all tools and personal equipment on and in the casework
Remove (1) Fisher Safety Flow Laboratory Fume Hood - floor mounted - 75" wide

                                 ITEMS TO REMAIN
(5)      48" wall cabinets with glass doors
(2)      36" wall cabinets with glass doors
(1)      18" wall cabinets with glass doors
(1)      48" base cabinet - 1/2 drawer & 1/2 storage - w/tops
(1)      24" base cabinet - drawer unit - w/top
(1)      18" base cabinet - drawer unit - w/top
(1)      48" base cabinet sink unit - w/top
(1)      24" base cabinet - storage unit - w/top
(2)      48" base cabinet - (2) top drawers & lower storage - w/tops
(1)      48" base cabinets - storage unit - w/top
(2)      48" base cabinet - drawer unit - w/top

                            CONFERENCE ROOM CNII 145
Remove all equipment including:
         (2) easels
         (1) projection screen
         (1) market board - Panasonic KX - 3520
         (1) 24" portable base cabinet
         (4) 42"x96" tables
         (3) 24"x72" tables
        (39) chairs

Items to remain:
         (2) white boards w/doors
         (1) wall mounted pin boards

                            RESTROOMS CNII 148 & 149
No change to these rooms

                                  LAB CNII 150
Remove everything in this room except:
         (1) portable Clean-Room
         (1) wood cabinet with glass doors

                                CORRIDOR CNII 134

Remove coffee service
Remove micro-wave
Remove bottle water dispenser
Remove (1) storage cabinet
Remove (1) file cabinet

Base cabinet to remain


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                                CORRIDOR CNII 158
Remove (1) file cabinet

Everything to be removed from rooms:

         CNII 132
         CNII 133
         CNII 135
         CNII 136
         CNII 139
         CNII 140
         CNII 141
         CNII 142
         CNII 155
         CNII 156
         CNII 157





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                                EXHIBIT "B" cont.


                       [blueprint/floor plan appears here]